Prepaid Expenses, Non-Current	6 Months Ended
Jun. 30, 2026
Prepaid Expenses, Non-Current [Abstract]
PREPAID EXPENSES, NON-CURRENT

9. PREPAID EXPENSES, NON-CURRENT

On September 17, 2025, Yong Ding Biopharm Co., Ltd (Subsidiary of YD Bio) entered into a pre-sale real estate contract for the purchase of office space and parking facilities located in Taipei City, with a total contract price of $8.9 million. As of June 30, 2026 and December 31, 2025, $1.9 million and $1.4 million were prepaid for the purchase, respectively.

As of June 30, 2026, the remaining balance of $7.0 million is to be funded through a combination of internal cash reserves and a potential loan of up to $ 7.1 million through a designated financial institution.